Exhibit 10.2

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is being executed and delivered as of June 7, 2019 (the “Closing Date”), by and among MYR Group Inc. (the “Borrower”), the Lenders party hereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement described below.

WITNESSETH:

WHEREAS, the Borrower, the Lenders, and the Administrative Agent are party to that certain Amended and Restated Credit Agreement dated as of June 30, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to make certain modifications to the Credit Agreement; and

WHEREAS, the Borrower, the Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

1.         Amendments to the Credit Agreement. Effective as of the Closing Date, but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be amended as follows:

a.         Section 6.01 of the Credit Agreement is hereby amended to amend and restate clause (e) thereof in its entirety as follows:

(e)        Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction, improvement, alteration or repair of any fixed or capital assets (whether or not constituting purchase money Indebtedness), including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness is incurred (A) prior to or within 180 days after such acquisition or the completion of such construction, improvement, alteration or repair or (B) between October 1, 2017 and December 31, 2018 and (ii) the aggregate principal amount of Indebtedness permitted by this clause (e) shall not exceed $60,000,000 at any time outstanding;

b.         Section 6.02 of the Credit Agreement is hereby amended to amend and restate clauses (a) and (d) thereof in their entirety as follows:

(a)        Liens created pursuant to any Loan Document;

(d)        Liens on assets acquired, constructed, improved, altered or repaired by the Borrower or any Subsidiary; provided that (i) such security interests secure Indebtedness permitted by clause (e) of Section 6.01, (ii) such security interests and the Indebtedness secured thereby are incurred (A) prior to or within 180 days after such acquisition or the completion of such construction, improvement, alteration or repair or (B) between October 1, 2017 and December 31, 2018, (iii) the principal amount of the Indebtedness secured thereby does not exceed the cost of acquiring, constructing, improving, altering or repairing such assets and (iv) such security interests shall not apply to any other property or assets of the Borrower or Subsidiary (other than, in respect of any lease, under any one or more master lease agreements with same lessor or an Affiliate thereof).

2.          Conditions to Effectiveness. This Amendment shall be deemed to have become effective as of the Closing Date, but such effectiveness shall be subject to the following conditions precedent:

(a)        the Administrative Agent shall have received executed counterparts of (i) this Amendment duly executed and delivered by the Borrower, the Administrative Agent and the Lenders required to give consent thereto and (ii) the Consent and Reaffirmation attached hereto as Annex I duly executed by each Subsidiary Guarantor (the “Reaffirmation”);

(b)        the Administrative Agent shall have received such other documents, instruments and agreements as the Administrative Agent may reasonably request; and

(c)        the Administrative Agent shall have received all fees and expenses due and payable on or prior to the date hereof in connection with this Amendment.

3.         Representation and Warranties. The Borrower hereby represents and warrants that (i) this Amendment and the Credit Agreement, as amended hereby, constitute its legal, valid and binding obligation and are enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (ii) all of the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent such representations or warranties specifically relate to any earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date) and (iii) no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing on and as of the date hereof.

4.         Effect on the Credit Agreement.

(a)        Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

(b)        Except as specifically amended above, the Credit Agreement, the other Loan Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)        The execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any rights, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other document executed in connection therewith.

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5.          GOVERNING LAW. This Amendment shall be shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

6.          Costs and Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation, negotiation and execution of this Amendment.

7.          Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.          Counterparts. This Amendment may be executed by one or more of the parties on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile copy or other electronic image (e.g., “PDF” or “TIF” via electronic mail) of any signature hereto shall have the same effect as the original thereof.

9.          Loan Document. The Borrower hereby agrees that this Amendment and the Reaffirmation shall constitute Loan Documents for purposes of the Credit Agreement and the other Loan Documents.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

MYR GROUP INC., as the Borrower

By	/s/ Betty R. Johnson

Name: Betty Johnson

Title: Senior Vice President, CFO, & Treasurer

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

MYR Group Inc.

JPMORGAN CHASE BANK, N.A., individually as a Lender, as an Issuing Bank and as Administrative Agent

By	/s/ Christopher L Collins

Name: Christopher L Collins

Title: Vice President

JPMORGAN CHASE BANK, N.A. (TORONTO BRANCH), as a Lender

By	/s/ Christopher L Collins

Name: Christopher L Collins

Title: Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

MYR Group Inc.

BANK OF AMERICA, N.A., individually as a Lender, as an Issuing Bank and as Syndication Agent

By	/s/ Kathryn Herrera

Name: Kathryn Herrera

Title: Assistant Vice President

Bank of America, National Association (Canada Branch), as a Lender

By	/s/ Medina Sales de Andrade

Name: Medina Sales de Andrade

Title: Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

MYR Group Inc.

BMO Harris Bank N.A., individually as a Lender and as an Issuing Bank

By	/s/ Michael Gift

Name: Michael Gift

Title: Director

BANK OF MONTREAL, as a Lender

By	/s/ Michael Gift

Name: Michael Gift

Title: Director

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

MYR Group Inc.

PNC Bank, National Association, as a Lender

By	/s/ Brandon Norder

Name: Brandon Norder

Title: Senior Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

MYR Group Inc.

WELLS FARGO Bank, National Association, as a Lender

By	/s/ Benjamin Livermore

Name: Benjamin Livermore

Title: Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

MYR Group Inc.

Annex I

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Amended and Restated Credit Agreement dated as of June 30, 2016 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), by and among MYR Group Inc. (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders (the “Administrative Agent”), which Amendment No. 2 is dated as of June 7, 2019 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Lender, the undersigned (i) consents to the Amendment, (ii) reaffirms its obligations under the Subsidiary Guaranty, the Security Agreement and each and every other Loan Document to which it is a party and (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of the Secured Obligations) pursuant to any of the Loan Documents, and all filings made with a Governmental Authority in connection therewith, and acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.

Dated: June 7, 2019

[Signature Page Follows]

HUEN ELECTRIC, INC.		GSW INTEGRATED SERVICES, LLC

By:	/s/ Jennifer Harper	By:	/s/ Brad Munden
Name: Jennifer Harper		Name: Brad Munden
Title: Treasurer		Title: Secretary and Treasurer

THE L.E. MYERS CO.		STURGEON ELECTRIC CALIFORNIA, LLC

By:	/s/ Jennifer Harper	By:	/s/ Judy Weaver
Name: Jennifer Harper		Name: Judy Weaver
Title: Treasurer		Title: Treasurer

HARLAN ELECTRIC COMPANY		STURGEON ELECTRIC COMPANY, INC.

By:	/s/ Jennifer Harper	By:	/s/ Jennifer Harper
Name: Jennifer Harper		Name: Jennifer Harper
Title: Treasurer		Title: Treasurer

GREAT SOUTHWESTERN CONSTRUCTION, INC.		MYR TRANSMISSION SERVICES, INC.

By:	/s/ Brad Munden	By:	/s/ Brad Munden
Name: Brad Munden		Name: Brad Munden
Title: Secretary and Treasurer		Title: Vice President, Secretary, and Treasurer

E.S. BOULOS COMPANY		MYR REAL ESTATE HOLDINGS, LLC

By:	/s/ Jennifer Harper	By:	/s/ Mark Enos
Name: Jennifer Harper		Name: Mark Enos
Title: Treasurer		Title: Assistant Secretary

MYR EQUIPMENT, LLC		HIGH COUNTRY LINE CONSTRUCTION, INC.

By:	/s/ Mark Enos	By:	/s/ Jennifer Harper
Name: Mark Enos		Name: Jennifer Harper
Title: Chief Executive Office and President		Title: Treasurer

Signature Page to Consent and Reaffirmation to

Amendment No. 2 to Amended and Restated Credit Agreement